SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of July 24, 2008, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Agreement"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Adviser"), on behalf of AIM Funds Group, and each of AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Agreement to reflect the name change of AIM Global Value Fund to AIM Global Core Equity Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

AIM Basic Balanced Fund
AIM European Small Company
AIM Global Core Equity Fund
AIM International Small Company Fund
AIM Mid Cap Basic Value Fund
AIM Select Equity Fund
AM Small Cap Equity Fund"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        AIM FUNDS MANAGEMENT INC.

                                        Sub-Adviser


                                        By: /s/ David C. Warren
                                            ------------------------------------
                                        Name: /s/ David C. Warren
                                        Title: Executive Vice President
                                               & Chief Financial Officer


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President,
                                               Compliance

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Bernhard Langer
                                            ------------------------------------
                                        Name: /s/ Bernhard Langer
                                        Title: Managing Director


                                        By: /s/ Michael Ballhausen
                                            ------------------------------------
                                        Name: Michael Ballhausen
                                        Title: Director

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal For UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product & Marketing


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Company Secretary & Head of Legal

                                        INVESCO GLOBAL ASSET MANAGEMENT (N.A.),
                                        INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Gracie Liu
                                        Title: Director

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel


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